Scudder Pathway Series -- Conservative Portfolio
Scudder Pathway Series -- Moderate Portfolio
Scudder Pathway Series -- Growth Portfolio
Scudder Pathway Series -- Growth Plus Portfolio



Supplement to currently effective Statements of Additional Information for Class A, B, C, S and AARP shares of the above listed Portfolios.

The following information supplements information contained in the section "The Underlying Scudder Funds":

Scudder Commodity Securities Fund. The fund's investment objective is capital appreciation. The fund seeks to achieve its investment objective by focusing on commodities-related securities and equity-related securities, including commodities-related structured notes and similar instruments, that Deutsche Investment Management Americas Inc., the fund's investment advisor ("DeIM" or "Advisor"), believes are undervalued but have favorable prospects for appreciation.















June 30, 2005